SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 13, 1997


                                  biosys, inc.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-19819                94-2878645
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



10150 Old Columbia Road, Columbia, Maryland                       21046
(Address of principal executive offices)                       (Zip Code)



                                  410-381-3800
              (Registrant's telephone number, including area code)





                      This Current Report contains 7 pages.

Item 5.  Other Events

         On May 13, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended February 28, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of February 28, 1997 and statements of operations for the Debtors for the month ended February 28, 1997 and two-month period ended February 28, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         biosys, inc.



Date:    May 14, 1997                    By:      /s/   Michael R.N. Thomas
Michael R.N. Thomas
                                                  Vice President, Chief
                                                    Financial Officer and
                                                    Secretary/Treasurer
                          biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                February 28, 1997



                                                     (CGI)      Total Company
                                     biosys          Crop           Consol
                                ------------------------------------------------

Current assets:

Cash and equivalents                   6,888,542        12,473        6,901,015
Restricted cash                        1,009,774                      1,009,774
Short-term investment                     88,237                         88,237
                                ------------------------------------------------

Total cash & equivalents               7,986,553        12,473        7,999,026

Accounts receivable - trade              205,743       105,006          310,749
Accounts receivable - other               54,605                         54,605
Prepaids                                 128,407                        128,407
Intercompany                          (4,417,821)    4,417,821                0
                                ------------------------------------------------

Total current assets                   3,957,487     4,535,300        8,492,787

Other assets                             132,832        11,202          144,034
                                ------------------------------------------------

Total assets                           4,090,319     4,546,502        8,636,821
                                ================================================





Liabilities:

Accounts payable-trade                   159,470                        159,470
Accrued expenses                         823,691        72,700          896,391
Accrued compensation                      50,789                         50,789
                                ------------------------------------------------

Total current liabilities              1,033,950        72,700        1,106,650

Prepetition liabilities:
Imperial debt                             41,361                         41,361
Accounts payable                       3,527,638        52,273        3,579,911
Accrued expenses                         719,400       260,999          980,399
Accrued compensation                     211,744       341,276          553,020
Long-term debt                         1,394,982     2,449,087        3,844,069
                                ------------------------------------------------

Total Prepetition liabilities          5,895,125     3,103,635        8,998,760

Total liabilities                      6,929,075     3,176,335       10,105,410

Shareholders' equity:

Common stock                             477,549                        477,549
Paid in capital                       81,216,945    64,965,951      146,182,896
1/1/97 deficit                       (86,167,711)  (63,569,574)    (149,737,285)
Current year income/(loss)             1,634,461       (26,210)       1,608,251
                                ------------------------------------------------

Total equity                          (2,838,756)    1,370,167       (1,468,589)

Total liab. & equity                   4,090,319     4,546,502        8,636,821
                                ================================================




See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                      For the Month Ended February 28, 1997



                                                     (CGI)      Total Company
                                     biosys          Crop           Consol
                                ------------------------------------------------

Revenues:

Product
Kleentek
BCS
Intercompany
                                ------------------------------------------------

Gross revenues

Discounts
Sales returns
                                ------------------------------------------------

Net revenues

COGS Product
COGS Kleentek
                                ------------------------------------------------

Total cost of goods

Gross profit

Operating expenses                       173,888         3,280          177,168
                                ------------------------------------------------

Operating income (loss)                 (173,888)       (3,280)        (177,168)

Other income (exp)

Misc. income                               1,363                          1,363
Interest income                           23,232                         23,232
Interest expense
Reorganization costs                     (65,000)                       (65,000)
Loss on sale of assets*                 (451,205)                      (451,205)
Transaction gain/loss
                                ------------------------------------------------

Total other inc (exp)                   (491,610)                      (491,610)
                                ------------------------------------------------

Net income (loss)                       (665,498)       (3,280)        (668,778)
                                ================================================


*Provision for irrecoverable amounts related to AgriDyne's investment in Indian joint venture.


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                   For the Two Months Ended February 28, 1997


                                                  (CGI)            Total                                            Total Company
                                biosys            Crop              U.S.              BCS              Elim            Consol
                           ---------------------------------------------------------------------------------------------------------

Revenues:

Product                             275,508                            275,508                                              275,508
Kleentek
BCS                                                                                      149,824            3,880           145,944
Intercompany
                           ---------------------------------------------------------------------------------------------------------

Gross revenues                      275,508                            275,508           149,824            3,880           421,452

Discounts                           (48,011)                           (48,011)                                             (48,011)
Sales returns                       (18,000)                           (18,000)                                             (18,000)
                           ---------------------------------------------------------------------------------------------------------

Net revenues                        209,497                            209,497           149,824            3,880           355,441

COGS Product                        241,534                            241,534           170,398            3,880           408,052
COGS Kleentek
                           ---------------------------------------------------------------------------------------------------------

Total cost of goods                 241,534                            241,534           170,398            3,880           408,052

Gross profit                        (32,037)                           (32,037)          (20,574)               0           (52,611)

Operating expenses                  661,845            22,460          684,305           118,223                            802,528
                           ---------------------------------------------------------------------------------------------------------

Operating income (loss)            (693,882)          (22,460)        (716,342)         (138,797)                          (855,139)

Other income (exp)

Misc. income                          9,813                              9,813                                                9,813
Interest income                      39,477                             39,477                                               39,477
Interest expense                    (23,368)                           (23,368)                                             (23,368)
Reorganization costs                (73,323)           (3,750)         (77,073)                                             (77,073)
Gain on sale of assets            2,375,744                          2,375,744           135,072                          2,510,816
Transaction gain/loss                                                                      3,725                              3,725
                           ---------------------------------------------------------------------------------------------------------

Total other inc (exp)             2,328,343            (3,750)       2,324,593           138,797                          2,463,390
                           ---------------------------------------------------------------------------------------------------------

Net income (loss)                 1,634,461           (26,210)       1,608,251                 0                0         1,608,251
                           =========================================================================================================



See accompanying notes to unaudited condensed consolidated financial statements

         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.